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                                                                    Exhibit 99.1



                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re                               )
                                    )
HIGHLANDS INSURANCE GROUP, INC.,    )       Chapter 11
HIGHLANDS HOLDING COMPANY, INC.,    )
HIGHLANDS CLAIMS AND SAFETY         )       Case No. 02-13196 (LK)
 SERVICES, INC.,                    )       through 02-13201 (LK)
HIGHLANDS SERVICES CORPORATION,     )
AMERICAN RELIANCE, INC.,            )       (Jointly Administered)
NORTHWESTERN NATIONAL HOLDING       )
 COMPANY, INC.,                     )
                                    )
                       Debtors.     )
------------------------------------)


                                ORDER CONFIRMING
                  DEBTORS' AMENDED JOINT PLAN OF REORGANIZATION

      Upon the Debtors' Amended Joint Plan of Reorganization (Docket No. 102), dated March 17, 2003, as may be amended and/or modified pursuant to the terms of this Order (the "Plan")(1), which is (a) an amended version of that certain Joint Plan of Reorganization of the Debtors (Docket No. 99) presented to this Court on January 16, 2003 at the hearing to consider approval of the Debtors' Disclosure Statement Relating to Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (the "Disclosure Statement"), and (b) was described on the record at the hearing to consider confirmation of the Plan (the "Confirmation Hearing"); and upon the Disclosure Statement (Docket No. 98); and upon the record of the hearing before the Court on January 16, 2003, where the Court approved the Disclosure Statement and entered the Order (A) Setting Hearing to Confirm Joint Plan of Reorganization and Objection Deadline, (B)


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(1) A copy of the Plan is attached hereto as Exhibit A. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Plan.

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Approving Plan Voting Procedures, (C) Approving Solicitation and Notice
Procedures (the "Solicitation Procedures Order") (Docket No. 73); and it appearing that due notice of the Confirmation Hearing has been given to holders of Claims against and Interests in the Debtors and all other parties-in-interest in accordance with the Solicitation Procedures Order, the Bankruptcy Code and the Bankruptcy Rules; and a mailing affidavit (Docket No. 95), dated March 5, 2003 (the "Affidavit of Mailing"), having been filed by Bowne of Philadelphia attesting to the mailing to the parties identified therein of a notice of the Confirmation Hearing and copies of the Plan, the Disclosure Statement, applicable ballot(s) as appropriate, and related solicitation materials (collectively, the "Solicitation Package"), all in accordance with the Solicitation Procedures Order; and upon the Amended Affidavit of Christopher J. Redd Certifying Voting On And Tabulation Of Ballots Accepting And Rejecting Joint Plan Of Reorganization (the "Vote Certification") (Docket No. 104); and upon the objections to the Plan (the "Objections") filed by the office of the United States Trustee (Docket No. 92) and the Texas Comptroller of Public Accounts (Docket No. 93); and upon the Debtors' Response To Objection Of The United States Trustee To Confirmation Of The Debtors' Joint Plan Of Reorganization dated March 11, 2003 (the "Response") (Docket No. 105; and such Objections having been resolved, withdrawn or ruled upon by the Court on the record of the Confirmation Hearing; and the Court having reviewed the Plan, the Disclosure Statement, the Solicitation Procedures Order, the Affidavit of Mailing, the Vote Certification, the Objections and the Response; and upon all of the evidence adduced and the arguments of counsel made at the Confirmation Hearing; and upon the entire record of these cases, including all exhibits introduced into evidence at the Confirmation Hearing; and upon the comments of the Court made at the Confirmation Hearing;

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and the Court having taken judicial notice of the papers and pleadings on file in the case; and after due deliberation; and sufficient cause appearing therefore, it is hereby

         ORDERED AND DECREED THAT:

      A.    CONFIRMATION OF THE PLAN.

            1.    Confirmation of the Plan.

            The Plan and each of its provisions shall be and are hereby confirmed in each and every respect pursuant to section 1129 of the Bankruptcy Code; provided, however, that if there is any direct conflict between the terms of the Plan and the terms of this Confirmation Order, the terms of this Confirmation Order shall control. All of the Objections and other responses to, and statements and comments regarding the Plan, other than those withdrawn with prejudice in their entirety prior to, or on the record at, the Confirmation Hearing are overruled.

            2.    Approval of Plan Documents.

            Each of the contracts, leases, instruments, releases, agreements and other documents executed and delivered in connection with the Plan, including, without limitation the Liquidating Trust Agreement, the Success Fee Agreement or any other documents contemplated by the Plan (collectively, the "Plan Documents") is hereby approved in all respects and when executed or delivered or otherwise made effective will constitute the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms.

      B.    EFFECTS OF CONFIRMATION.

            1.    Immediate Effectiveness; Successors and Assigns.

            Notwithstanding any otherwise applicable law, immediately upon the entry of this Confirmation Order, the terms of the Plan and this Confirmation Order are deemed binding upon the Debtors, any and all holders of Claims or Interests (irrespective of whether such Claims or

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Interests are impaired under the Plan or whether the holder of such Claims or
Interests accepted, rejected or are deemed to have accepted or rejected the
Plan), any and all nondebtor parties to executory contracts and unexpired leases with any of the Debtors, and the respective heirs, executors, administrators, successors or assigns, if any, of any of the foregoing.

            2.    Continued Corporate Existence; Vesting of Assets.

            Except as otherwise provided in the Plan, the Debtors shall continue to exist after the Effective Date, with all the powers of a corporation under applicable law and without prejudice to any right to alter or terminate such existence (whether by merger, dissolution or otherwise) under applicable state law. Except as otherwise provided in the Plan, as of the Effective Date, all property of the respective Estates of the Debtors shall vest in the Debtors and then the Liquidating Trust, free and clear of all Claims, liens, other encumbrances and Interests, except, to the extent applicable, the Bank Group Liens. On and after the Effective Date, the Liquidating Trustee and Debtors are authorized to operate the remaining businesses of the Debtors and compromise obligations without supervision or approval by the Court and free of any restrictions of the Bankruptcy Code or the Bankruptcy Rules, other than those restrictions expressly imposed by the Plan, the Liquidating Trust or this Confirmation Order. Without limiting the foregoing, the Debtors and the Liquidating Trustee are authorized to pay the charges that it incurs on or after the Effective Date for professionals' fees, disbursements, expenses or related support services (including fees relating to the preparation of Professional fee applications) without application to the Court.

            3. Cancellation and Surrender of Instruments, Securities and Other Documentation.

            Except as provided in any contract, instrument or other agreement or document created, entered into or delivered in connection with the Plan, on the Effective Date all

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obligations of the Debtors under the Credit Agreement, the Debentures, and any other agreement, note, bond, indenture, instrument or document evidencing or creating a Claim (collectively, the "Instruments") will be deemed cancelled and of no further force or effect with respect to the Debtors without any further action on the part of the Court or any other Person. In addition, on the Effective Date, the HIGI Interests are deemed cancelled and of no further force and effect. The holders of or parties to such cancelled Instruments, Interests, securities and other documentation shall have no rights arising from or relating to such Instruments, Interests, securities and other documentation or the cancellation thereof, except the rights provided pursuant to the Plan.

      C.    CLAIMS BAR DATES.

            1.    Bar Dates for Administrative Claims.

            a. In General. Except as provided below for Administrative Claims of Professionals requesting compensation or reimbursement of expenses or unless previously filed, requests for payment of Administrative Claims must be Filed and served upon the Debtors no later than 30 days after entry of the Confirmation Order pursuant to the procedures specified in that certain notice of the entry of this Confirmation Order and Bar Dates for Certain Claims, substantially in the form of Exhibit C attached hereto and incorporated herein by reference (the "Confirmation Notice"). Holders of Administrative Claims who do not timely File such requests as set forth above shall be forever barred from asserting such Claims against the Debtors, the Liquidating Trust or their respective properties.

            b. Certain Administrative Claims.

                  i. Professional Compensation. All Professionals or other entities requesting compensation or reimbursement of expenses pursuant to sections 327, 328,

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330, and 331 of the Bankruptcy Code for services rendered before the
Confirmation Date shall File an application for final allowance of compensation and reimbursement of expenses no later than 45 days after the Confirmation Date. Objections to applications of Professionals or other entities for compensation or reimbursement of expenses must be Filed no later than 75 days after the Confirmation Date. All compensation and reimbursement of expenses allowed by order of the Court shall be paid to the applicable Professional immediately thereafter. To the extent necessary, entry of this Confirmation Order shall amend and supersede any previously entered order of the Court, including the Fee Order.

                  ii. Ordinary Course Liabilities. Holders of Allowed Administrative Claims representing obligations incurred in the ordinary course of business of the Debtors shall be paid by the Debtors or the Liquidating Trustee, as the case may be, in accordance with the terms and conditions of the particular agreements from which such Allowed Administrative Claims arose and
Section 3.2 of the Plan, and shall not be required to file or serve any request for payment of such Administrative Claims.

            2.    Bar Date for Rejection Damages Claims.

      If the rejection by any Debtor, pursuant to the Plan or otherwise, of an executory contract or unexpired lease results in a Claim, then, consistent with that certain Order entered on or about December 9, 2002 establishing claims bar dates (the "Bar Date Order"), such Claim shall be forever barred and shall not be enforceable against such Debtor or the Liquidating Trust or the properties of either of them unless a Proof of Claim is filed with the clerk of the Court and served upon counsel to the Debtors and Liquidating Trustee on or before the later of (a) 30 days after the Effective Date, or (b) 30 days after the date of service of the Confirmation Notice.


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      D.    MATTERS RELATING TO IMPLEMENTATION OF THE PLAN.

            1.    Plan Documents and Restructuring Transactions.

            a. Authorization and Approval. The execution and delivery of the Liquidating Trust Agreement by the Debtors and the Liquidating Trustee, the issuance and distribution of the New HIGI Stock and the transfers of the other Trust Assets pursuant to the Liquidating Trust Agreement, the appointment of the Liquidating Trustee and the Trust Advisory Board, the execution and delivery of the Success Fee Agreement, the adoption, execution, delivery and implementation of all other Plan Documents and any other agreements or documents related to any of the foregoing, the adoption of any amended and restated certificate of incorporation or bylaws of any Debtor, the selection of directors and officers for each Debtor, and the other matters provided for under the Plan involving the corporate structure of the Debtors or corporate action to be taken or required of the Debtors shall all occur and be effective as of the date specified in the documents effectuating the applicable transaction (or the Effective Date, if no such other date is specified in such documents), and are authorized and approved in all respects and for all purposes without any requirement of further action by the Court, the stockholders or board of directors of any of the Debtors, or any other Persons.

            b. Corporate Governance Documents. Pursuant to section 1142(b) of the Bankruptcy Code, section 303 of the Delaware General Corporation Law and any similar sections of any other appropriate state corporation law (collectively, the "Reorganization Effectuation Statutes"), without further action by the Court or the stockholders or board of directors of any of the Debtors, the Debtors are authorized to: (i) file with the Secretaries of State of the appropriate jurisdictions (A) any and all certificates, agreements or plans of merger, necessary or appropriate to effectuate the provisions of the Plan and (B) certificates of

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incorporation, by-laws or similar constituent documents or certificates or articles of amendment thereto, as applicable (collectively, the "Governance Documents"); and (ii) take or cause to be taken all such other actions, including the making of appropriate filings or recordings as may be required under appropriate provisions of applicable state business corporate laws or any other applicable law, or as any of the responsible officers of the appropriate Debtor may determine are necessary or appropriate in connection with the provisions of the Plan and the Governance Documents. Each federal, state and local governmental agency or department is authorized and directed to accept the filing of any Governance Documents or other document related to the implementation of the Plan. Without limiting the generality or effect of the foregoing, this Confirmation Order is declared and determined to be in recordable form and shall be accepted by any filing or recording officer or authority of any applicable governmental authority or department without any further orders, certificates or other supporting documents. After the Effective Date or the effective time of any applicable transaction described above, the Debtors are authorized to amend or restate their respective certificates of incorporation or by-laws or similar constituent documents as permitted by applicable state law, subject to the terms and conditions of such constituent documents.

            c. Responsible Officers. The responsible officers of each Debtor are authorized to execute and deliver the Plan Documents and file or record such other instruments, releases, agreements or documents, including any Governance Documents or other documents related to the implementation of the Plan, and take such actions as may be necessary or appropriate to effectuate and implement the provisions of the Plan, including those contemplated by this Confirmation Order. The secretary of each Debtor is authorized to certify or attest to any

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of the foregoing actions. The execution of any such document or the taking of any such action is deemed conclusive evidence of the authority of such person to so act.

            2.    Responsible Officers and Compensation Programs.

            a. Directors and Officers of the Debtors. The appointment or continuance in office of the directors and officers of the Debtors as set forth in Schedule 5.15 to the Plan is hereby approved. Each such director and officer shall serve for and after the Effective Date until his or her successor is duly elected or appointed and qualified or until such director's or officer's earlier death, resignation or removal in accordance with the terms of the certificates of incorporation and by-laws or similar constituent documents of the Debtors and applicable state law.

            b. Appointment of the Liquidating Trustee and Trust Advisory Board. The appointment of Stephen L. Kibblehouse as the Liquidating Trustee under the Liquidating Trust Agreement is hereby approved. The subsequent appointment of a Trust Advisory Board composed of the Liquidating Trustee and a maximum of four
(4) other individual persons designated by the Trust Holders as provided for in the Liquidating Trust Agreement is hereby approved.

            c. Success Fee Agreement. Pursuant to section 1142(b) of the Bankruptcy Code and the Liquidating Trust Agreement, without further action by the Court and without limiting the power or authority of the Liquidating Trustee following the Effective Date to take any and all such actions as may be permitted or required by the Plan, the Liquidating Trust Agreement or applicable non-bankruptcy law, the Liquidating Trust is authorized, as of the Effective Date, to execute and deliver the Success Fee Agreement and such agreement and the compensation provided for therein is hereby approved.


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            3.    Approval of Executory Contract and Unexpired Lease Provisions.

            a. Rejection. Except as otherwise modified herein, the executory contract and unexpired lease provisions of Article 6 of the Plan are specifically approved. Except as otherwise provided in the Plan or in any contract, instrument, release or other agreement or document entered into in connection with the Plan, on the Effective Date and pursuant to section 365 of the Bankruptcy Code, the applicable Debtors shall reject all executory contracts and unexpired leases, including, without limitation, those executory contracts identified by each Debtor in their respective Schedules, except (a) any executory contract or unexpired lease that has been or is the subject of a motion to reject, assume, or assume and assign Filed pursuant to section 365 of the Bankruptcy Code by any of the Debtors before the Effective Date, or (b) any executory contract or unexpired lease listed in the Schedule 6.1 to Plan.

            b. Assumption and Assignment. This Confirmation Order shall constitute an order approving, as of the Effective Date and pursuant to section 365 of the Bankruptcy Code, the assumptions and assignments of the executory contracts and unexpired leases described on Schedule 6.1 of the Plan as provided for in Section 6.1 of the Plan, including specifically the assumption and assignment of any executory contract or unexpired lease to any Surviving Debtor Entity or Insurance Company Subsidiary. The proposed cure amount identified on
Schedule 6.1 shall become the final cure amount without further action by the Court or the Debtors and such amounts, if any, shall be paid or satisfied in accordance with Section 6.2 of the Plan. Each contract and lease assumed or assumed and assigned shall be assumed only to the extent that any such contract or lease constitutes an Executory Contract or Unexpired Lease. The listing a contract or lease on Schedule 6.1 to the Plan shall not constitute an admission by

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the Debtors that such contract or lease is an executory contract or unexpired lease or that the Debtors have any liability thereunder.

            c. Indemnification Obligations. The obligations of each Debtor to indemnify any person serving as one of its directors, officers or employees, prior to, as of or following the Petition Date by reason of such person's prior or future service in such a capacity or as a director, officer or employee of another corporation, partnership or other legal entity, to the extent provided in the applicable certificates of incorporation, by-laws or similar constituent documents, by statutory law or by written agreement, policies or procedures of or with such Debtor, are deemed and treated as executory contracts that are assumed by the applicable Debtor pursuant to the Plan and section 365 of the Bankruptcy Code as of the Effective Date. Accordingly, such indemnification obligations shall survive and be unaffected by entry of this Confirmation Order, irrespective of whether such indemnification is owed for an act or event occurring before or after the Petition Date.

      E.    SUBSTANTIVE CONSOLIDATION OF THE DEBTORS.

      The substantive consolidation of the Debtors for the purpose of implementing the Plan, including for purposes of voting, Confirmation and distributions to be made under the Plan, is approved. Accordingly, for purposes of implementing the Plan, (1) all assets and liabilities of the Debtors are deemed merged; (2) all guarantees by one Debtor of the obligations of any other Debtor are deemed eliminated, and any Claim against any Debtor and any guarantee thereof executed by any other Debtor and any joint or several liability of any of the Debtors are deemed to be one obligation of the consolidated Debtors; and
(3) each and every Claim Filed or to be Filed in the chapter 11 case of any of the Debtors is deemed Filed against the consolidated Debtors and is deemed one Claim against and a single obligation of the consolidated Debtors.


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      F.    ACTIONS IN FURTHERANCE OF THE PLAN.

      The approvals and authorizations specifically set forth in this Confirmation Order are nonexclusive and are not intended to limit the authority of any Debtor, any officer thereof or the Liquidating Trustee to take any and all actions necessary or appropriate to implement, effectuate and consummate any and all transactions contemplated by the Plan or this Confirmation Order. In addition to the authority to execute and deliver, adopt or amend, as the case may be, the Plan Documents or the other contracts, leases, instruments, releases, agreements and documents specifically identified in this Confirmation Order, the Debtors and the Liquidating Trustee are authorized and empowered to take any and all such actions as any of their responsible officers may determine are necessary or appropriate to implement, effectuate and consummate the transactions contemplated by the Plan or this Confirmation Order.

      G.    RELEASES AND EXCULPATION.

      As amended per the Court's directive at the Confirmation Hearing, the revised release provisions set forth in Section 11.6 of the Plan and the exculpation provisions contained in Section 11.5 of the Plan are approved in all respects. As further provided below, the assertion, commencement or prosecution by any entity (whether directly, derivatively or otherwise) of any claims, suits, demands, rights or causes of action released pursuant to Sections 11.5 and 11.6 of the Plan are permanently enjoined. Notwithstanding any the foregoing, nothing contained in the Plan or this Order shall impair or limit any right that the Texas Department of Insurance, the Texas Insurance Commissioner, the Ohio Insurance Commissioner as Liquidator for LMI Insurance Company, the California Department of Insurance, the California Insurance Commissioner or their respective agents may have to enforce any rights or remedies under applicable law in any appropriate forum with respect to (i) any post confirmation acts of the

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reorganized Debtors, (ii) any pre or post confirmation acts of the Debtor's current or former officers, directors or agents, and (iii) solely with respect to the Liquidator for LMI Insurance Company, the right of the Liquidator to continue prosecuting the pending litigation in the Franklin County Court of Common Pleas (or other appropriate forum, if any) to liquidate through judgment at trial or otherwise any claims against HIGI made or that may be made therein, including any post-trial and appellate proceedings thereon, which liquidated amount, if any (once final and unappealable) shall be deemed the Liquidator's Allowed Class 3 Claim under the Plan, provided that distributions on any such liquidated claim(s) shall be governed by the Plan and the Bankruptcy Code, unless otherwise ordered by the Bankruptcy Court, and provided further that the parties reserve all rights with respect to whether the McCarran-Ferguson Act impacts the Bankruptcy Code's priority scheme as to any Allowed Claims of the Liquidator against HIGI.

      H.    INJUNCTIONS AND SUBORDINATION RIGHTS.

            1.    Injunctions Against Assertion of Claims and Interests.

            Except as provided in the Plan or in this Confirmation Order, the rights afforded under the Plan and the treatment of Claims and Interests under the Plan shall be in exchange for and in complete satisfaction, discharge and release of all Claims and Liens and a termination of all Interests or other rights of an equity security holder that are terminated pursuant to the Plan and which arise on or before the Petition Date. The holders of all such Claims, Interests or other rights shall be permanently enjoined from taking any of the following actions on account of such Claims, Interests or other rights: (i) commencing or continuing in any manner any action or other proceeding against the Debtors, the Assets, the Liquidating Trust or the Trust Assets; (ii) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or

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order against the Debtors, the Assets, the Liquidating Trust or the Trust
Assets; (iii) creating, perfecting or enforcing any Lien or encumbrance against the Debtors, the Assets, the Liquidating Trust or the Trust Assets; (iv) except to the extent any such rights are expressly preserved by section 553 of the Bankruptcy Code, asserting a setoff, right of subrogation or recoupment of any kind against the Debtors, the Assets, the Liquidating Trust or the Trust Assets; and (v) asserting against the Debtors, the Assets, the Liquidating Trust or the Trust Assets any other or further debt, Claim, Interest or other right based upon any document, instrument, act, omission, transaction, or other activity of any kind or nature that existed or occurred before the Petition Date. The injunction provided for herein shall be effective against all holders of any Claim, Interest or other right regardless of whether such holder has filed a Proof of Claim or Interest in respect thereof, whether the Claim or Interest is or at any time becomes an Allowed Claim or Interest, or whether such holder has voted to accept this Plan.

            2.    Subordination Rights and Related Claims and Controversies.

            a. Termination. The classification and manner of satisfying all Claims and Interests under the Plan take into consideration all subordination rights, whether arising under general principles of equitable subordination, contract, section 510(c) of the Bankruptcy Code or otherwise, that a holder of a Claim or Interest may have against other Claim or Interest holders with respect to any distribution made pursuant to the Plan. All subordination rights that a holder of a Claim may have with respect to any distribution to be made pursuant to this Plan are discharged and terminated, and all actions related to the enforcement of such subordination rights are permanently enjoined. Accordingly, distributions pursuant to the Plan to holders of Allowed Claims shall not be subject to payment to a beneficiary of such terminated

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subordination rights or to levy, garnishment, attachment or other legal process by a beneficiary of such terminated subordination rights.

            b. Settlement. Pursuant to Bankruptcy Rule 9019 and in consideration for the distributions and other benefits provided under the Plan, the provisions of the Plan shall constitute a good faith compromise and settlement of all claims or controversies relating to the subordination rights that a holder of a Claim may have with respect to any Allowed Claim or any distribution to be made pursuant to the Plan on account of any Allowed Claim. The entry of this Confirmation Order constitutes the Court's approval, as of the Effective Date, of the compromise or settlement of all such claims or controversies and the Court's finding that such compromise or settlement is in the best interests of the Debtors and their respective property and Claim and Interest holders and is fair, equitable and reasonable.

      I.    RESOLUTION OF PENDING DISPUTES WITH TEXAS COMPTROLLER OF PUBLIC
            ACCOUNTS.

            1.    Allowed Priority Tax Claim.

      Upon entry of this Confirmation Order, the Texas Comptroller of Public Accounts ("Comptroller") shall have in this case an Allowed Priority Tax Claim(2) in the amount of one million dollars ($1,000,000.00) for Texas franchise taxes for the report years 1997,1998 and 1999. The Comptroller's Allowed Priority Tax Claim shall accrue post-petition interest until paid at a fixed rate equal to the prime rate listed in the Wall Street Journal as of the Confirmation Date. The Comptroller's Claim and the post-petition interest earned on that Claim shall be paid in full as an expense of the Liquidating Trust before any Distributions are made to any of the Trust Holders. The Comptroller agrees to accept payments in satisfaction of its Claim over a


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(2) Proof of Claim No. 2 filed by the Comptroller in the amount of 1,760,256.81 shall hereby be deemed amended by the terms of this Order without the need for further action on the part of the Court or any other Person.


                                       15
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period which may exceed the six year time frame provided for in 11 U.S.C.
Section 1129(a)(9)(C). The Liquidating Trustee shall provide to the Comptroller, at the same time and in the same manner, the identical information and reports made available to the members of the Trust Advisory Board described in section 5.7(f) of Liquidating Trust Agreement. The Comptroller shall have the same right to access and copy the books and records of the Liquidating Trust as the Trust Holders in the manner described in section 5.9 of the Liquidating Trust Agreement. Entry of this Confirmation Order shall provide the Comptroller with the authorization to dismiss, with prejudice, the petition for redetermination for franchise tax liability currently pending in the Administrative Hearings Section of the Texas Comptroller's office (Hearing No. 41,357). The Comptroller shall not be subject to the injunction against set-off provided for in the Plan.

            2.    Release of All Other Pre-Petition Claims.

      In consideration of the foregoing described treatment of its Allowed Priority Tax Claim, the Comptroller has agreed to (and by this Order shall be deemed to) forever release, waive and discharge each of the Debtors in these chapter 11 cases of and from any liability for any taxes (other than the franchise taxes for report years 1997,1998 and 1999) due and owing or which at any time are or could be claimed to be due and owing to the Comptroller of Texas as of the Petition Date or for any period occurring prior to the Petition Date, provided, however, the Debtors each agree to and shall pay any and all post-petition Claims for taxes owing to the Comptroller of Texas in the ordinary course of business as any such obligation arises, and the Comptroller shall not be required to file any request for payment of an administrative expense in connection with any such post-petition tax Claims.


                                       16
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            3.    Settlement and Withdrawal of Objection to Confirmation.

      All other agreements between the Comptroller and the Debtors are incorporated generally into the Plan (as the same has been amended) and into this Order to the satisfaction of the Comptroller and the Debtors and, in light of the foregoing and as evidenced by the statements made by counsel for the Comptroller on the record at the Confirmation Hearing, the Comptroller has withdrawn his Objection (Docket No. 93) to confirmation of the Plan.

      J.    PAYMENT OF STATUTORY FEES.

      On or before the Effective Date, the Debtors shall pay all fees payable pursuant to 28 U.S.C. Section 1930 and shall continue to pay such fees as they come due after the Effective Date until a final decree is entered closing the Reorganization Cases in accordance with section 350(a) of the Bankruptcy Code and Bankruptcy Rule 3022.

      K.    SUBSTANTIAL CONSUMMATION.

      The substantial consummation of the Plan, within the meaning of section 1127 of the Bankruptcy Code, is deemed to occur on the Effective Date.

      L.    RETENTION OF JURISDICTION.

      Notwithstanding the entry of this Confirmation Order and the occurrence of the Effective Date, the Court shall retain such jurisdiction over the Reorganization Cases after the Effective Date as is legally permissible, including jurisdiction over the matters set forth in Section 11.2 of the Plan, which provisions are incorporated herein by reference.

      M.    NOTICE OF ENTRY OF CONFIRMATION ORDER.

      Pursuant to Bankruptcy Rules 2002(f)(7) and 3020(c), the Debtors and/or the Liquidating Trustee are directed to serve the Confirmation Notice on all parties that received notice of the


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Confirmation Hearing pursuant to the Solicitation Procedures Order no later than
15 Business Days after the Confirmation Date.



                                           BY THE COURT:


Dated: March 19, 2003                      /s/ Lloyd King
                                           -------------------------------------
                                           Lloyd King,
                                           United States Bankruptcy Judge


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